SCUDDER                                                                   [logo]


Scudder Large Company Value Fund

Supplement to Prospectus
Dated February 1, 1998

The following supplements the information under A team approach to investing under "Shareholder benefits" on page 15.

The position of Kathleen T. Millard has been changed from Lead Portfolio Manager to co-Lead Portfolio Manager. The position of Lois R. Friedman Roman has been changed from Portfolio Manager to co-Lead Portfolio Manager.



December 28, 1998